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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 30, 1994

                ROCHESTER TELEPHONE CORPORATION
     (Exact name of registrant as specified in its charter)

   New York                 1-4166             16-0613330
(State or other           (Commission        (IRS Employer
jurisdiction of           File Number)      Identification No.)
incorporation)

180 South Clinton Avenue, Rochester, New York         14646
(Address of principal executive offices)            (Zip Code)

Registrant's area code and telephone number  (716) 777-1000

             100 Midtown Plaza, Rochester, New York
       (Previous address of principal executive offices)

Item 5   Other Events

The New York State Appellate Division, Third Department, issued on June 30, 1994, its Opinion concerning the registrant's petition to review the New York State Public Service
Commission's Opinion and Order No. 93-11 in the Royalty proceeding. This filing consists of the press release related to the Appellate Division's Opinion and Order.

As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Rochester Telephone Corporation
                             ----------------------------------
                                        (Registrant)

Dated:  July 1, 1994          By: /s/ Barbara J. LaVerdi
                                 ----------------------------
                                     Barbara J. LaVerdi
                                     Assistant Secretary
(86ED)
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                         EXHIBIT INDEX



Exhibit Number     Description
- - --------------     -----------

     99            Press Release dated            Filed herewith
                   July 1, 1994 regarding Regis-
                   trant's Royalty Proceeding